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                                                                   EXHIBIT 10.10

[LOGO]

                                     LEASE

                                (STANDARD FORM)



THIS LEASE, made this 28th day of September, 1999, between Colleen Brent, Leland Dobbs, Barrett G. Levine hereinafter called "LESSOR", and Aristotle Publishing, Inc., a Delaware corporation hereinafter called "LESSEE".

     (The word "Lessor" and the word "Lessee" as used herein shall include the plural as well as the singular, and shall include, apply to and bind and benefit the heirs, executors, administrators, successors and assigns of Lessor and Lessee. If there are more than one Lessor or Lessee, the obligations hereunder imposed upon Lessor or Lessee shall be joint and several.)

WITNESSETH: Upon the terms, covenants and conditions set forth herein, Lessor hereby leases to Lessee, and Lessee hires from Lessor, the following premises, situated in the City and of San Francisco, State of California:

     That certain commercial space located behind that certain 3 story building located on the northerly line of Union Street between Fillmore and Steiner Streets, together with the second floor bathroom, as found in San Francisco Assessor's Block #534, Lot #17, and commonly know and designated as 2266 Union Street.


It is further mutually agreed between the Lessor and Lessee as follows:


     1.   TERM:   The term of this Lease shall be for three (3) years, one (1)
months, commencing November 1, 1999, and ending November 30, 2002.

     2.   RENT:   Lessee agrees to pay to Lessor as minimum monthly rent for the premises the following in lawful money of the United States of America:

     See Page 1A.

     Rent is payable in advance of the first day of each and every month during the term of this Lease to Lessor without notice or demand and without deduction or offset. Said rent shall be paid at such place or places as may be designated in writing from time to time by Lessor, the first of said payments to be made upon execution of this Lease. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Lessee shall pay, as additional rental, all rentals, charges and other sums of money required to be paid by Lessee under this Lease (all such rentals, charges and sums other than minimum monthly rental being referred to in this Lease as "Additional Rental"), whether or not the same may be designated "Additional Rental". If such amounts are not paid at the time provided in this Lease, they shall nevertheless be collectible, together with any interest or late charge provided for herein, as Additional Rental with the next installment of minimum monthly rental thereafter following due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Lessor. Where the time for payment of any Additional Rental is not specified herein, the same shall be due and payable ten (10) days after Lessor's invoice or demand is given.
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RENT:  Lessee agrees to pay Lessor as minimum monthly rent for the premises the following in lawful money on the United States of America:

For the first month of the lease term, namely from November 1, 1999, through November 30, 1999, no rent shall be due.

For the next thirty-six months of the lease, namely from December 1, 1999, through November 30, 2002, in equal monthly payments of FIVE THOUSAND FIVE HUNDRED AND 00/100THS ($5,500.00) DOLLARS.

                                      1A
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     3.   USE OF PREMISES:  Lessee shall use said premises continuously and constantly during the term hereof for the purposes of conducting therein the following and only the following business:


          General Office Use



     Lessee agrees not to conduct or permit to be conducted any fire sale, any bankruptcy sale, or any sale by auction on said premises. Lessee shall not display or sell merchandise nor allow carts, portable signs, devices or any other object to be stored or to remain outside the defined exterior walls, roof or permanent doorways of the premises, or in public hallways. Lessee acknowledges that no warranties or representations have been made by Lessor or Lessor's Agent regarding the fitness or suitability of the premises for the conduct of Lessee's business, and Lessee has made Lessee's own independent investigation to determine the fitness and suitability of the premises for Lessee's use, and Lessee takes possession hereunder subject to all laws, ordinances and regulations applicable to the premises and their use, and any covenants or restrictions of record.

     5.   LESSEE'S INSURANCE:   Lessee shall purchase and maintain at Lessee's
own expense the following types of minimum insurance which shall be in full force and effect during the term of this Lease and any extension thereto in a responsible company authorized to do business in the state where the demised premises are situated:

     (a) Bodily Injury, Personal Injury, and Property Damage Insurance with limits not less than $1,000,000, combined single limit, covering the demised premises and sidewalks in front of same, which shall name Lessor as an additional insured (agreeing that this insurance is considered primary for the protection of Lessor), and to furnish a certificate (or a full copy, if requested) of such policy to Lessor. Said policy shall contain a provision requiring thirty (30) days written notice from the insurance company to Lessor prior to reduction or cancellation, and each policy or certificate thereof shall be delivered to Lessor by Lessee upon commencement of the term of this Lease and upon each renewal of said insurance. No more frequently than each three (3) years, if, in the opinion of Lessor's lender or of the insurance broker retained by Lessor, the amount of Bodily Injury, Personal Injury, and Property Damage liability insurance coverage at that time is not adequate, Lessee shall, at Lessee's sole cost, increase the insurance coverage as required by either Lessor's lender or Lessor's insurance broker.

     (b) Full glass insurance for all glass in or on the premises, including coverage for upgrading where required by governmental code.

     (c)  Worker's Compensation insurance as required by law.

     (d) Insurance covering Lessee's leasehold improvements, alterations, additions, and improvements permitted herein, trade fixtures, equipment, merchandise, inventory and other personal property of Lessee from time to time in, or upon, the premises in an amount not less than ninety (90%) percent of the full replacement cost thereof providing protection against any peril included within the classification, "Fire and Extended Coverage" together with insurance against sprinkler damage, vandalism and malicious mischief. Any proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease is terminated pursuant to the provisions of Paragraph 18 of this Lease.

     (e) Adequate insurance to cover any loss or damage caused by burglary, vandalism, forced entry or riot to Lessee's property, fixtures, merchandise, leasehold improvements, or to the demised premises, or to property, fixtures, or merchandise belonging to Lessee's agents, servants, contractors, employees, licensees, invitees or customers.

     The failure of Lessee to effect said insurance in the names herein called for and to pay the premiums therefor or to deliver certificates to Lessor shall permit Lessor to effect said insurance and pay the requisite premiums therefor, which premiums shall be repayable unto Lessor immediately upon notice to Lessee. The limits of said insurance shall not, however, limit the liability of Lessee. Lessee's failure to provide said insurance or to provide a certificate thereof to Lessor, or to reimburse Lessor for the costs in effecting said insurance, shall be a material breach of this Lease.

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     6.   WAIVER OF SUBROGATION:   Lessor and Lessee hereby waive any right that
each may have against the other on account of any loss or damage arising in any manner which is covered by policies of insurance for fire and extended coverage, theft, public liability, worker's compensation or other insurance now or hereafter existing during the term of this Lease covering the property of which the demised premises are a portion or the demised premises or any portion thereof or operations therein, and the parties shall each have their respective insurance companies waive any rights of subrogation where possible that such companies may have against Lessor or Lessee, as the case may be. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the waiver of any rights of subrogation. Lessor and Lessee shall each indemnify the other against any loss or expense, including reasonable attorney's fees, resulting from the failure to obtain such a waiver when the same is reasonably available.

     7. POSSESSION: Lessee agrees that in the event of the failure or inability of Lessor to deliver possession of said premises at the time herein agreed that Lessor shall not be liable for any damages of any kind caused thereby nor shall this Lease be void, nor shall the expiration date hereof be changed, but in such event there shall be a proportionate reduction of rent covering the period between the commencement of the said term and the time when Lessor can deliver possession. If Lessor has not tendered possession of the premises to Lessee within ninety (90) days after the commencement date, Lessee may terminate this Lease at any time after said ninety (90) day period by giving ten (10) days advance written notice to Lessor. In the event Lessor has not delivered possession of the premises within six (6) months after the commencement date as a result of causes beyond Lessor's control, Lessor may terminate this Lease by giving Lessee ten (10) days advance written notice. If either party terminates this Lease in accordance with this Paragraph, all money paid by Lessee to Lessor shall be refunded and both parties shall be released from all obligations under this Lease.

     8. INDEMNIFICATION OF LESSOR: Lessee agrees to indemnify and hold Lessor harmless from and against any and all claims, actions, damages, liability and expense, including but not limited to reasonable attorney's fees, in connection with loss of life, personal injury, and/or damage to property arising from or out of any occurrence in, upon or at the leased premises, or any part thereof, or occasioned wholly or in part by any act or omission of Lessee, its agents, contractors, employees, servants, customers, invitees, tenants, or subtenants. Lessor shall not be liable for any damage to property of Lessee or of others located on the leased premises, nor for the loss of or damage to any property of Lessee or of others by theft or otherwise. Lessor shall not be liable for any injury or damage to persons or property resulting from fire, earthquake, flood, explosions, falling plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the leased premises or from the pipes, appliances or plumbing works or by any other cause of whatever nature. Lessor shall not be liable for any such damage caused by any other tenants or persons in the leased premises or the building of which the demised premises are a portion, occupants of adjacent property, or the public, or caused by operations in construction of any private, public or quasi-public work. Notwithstanding the above, this Paragraph shall not apply where such damage, loss of injury is caused by the willful act or gross negligence of Lessor. The provisions of this Paragraph shall survive the expiration or early termination of this Lease, except that any liability of Lessor shall be limited as set forth in Paragraph 31 hereof.

     9. BURGLARY, THEFT, ROBBERY, VANDALISM, FORCED ENTRY, RIOT: Lessee shall not hold Lessor responsible for any loss or damage to Lessee's property, fixtures, merchandise, leasehold improvements, or to the demised premises, or to property, fixtures, or merchandise belonging to Lessee's agents, servants, contractors, employees, licensees, invitees or customers caused by burglary, theft, robbery, vandalism, forced entry or riot, and Lessee shall promptly repair any damage or loss on or about the premises caused by burglary, theft, robbery, vandalism, forced entry or riot at Lessee's sole cost and expense in accordance with Paragraph 13 of this Lease.

     10. SIGNS: Lessor reserves the exclusive right to the roof and exterior walls of said premises; and no signs or notices shall be inscribed, painted or affixed by Lessee on or to the outside of the herein demised premises without the prior written consent of Lessor. All permitted signs, if any, shall satisfy all governmental code requirements. Upon the expiration of this Lease or earlier termination thereof, Lessee shall, at Lessor's option, remove all Lessee's signs and repair any damage caused by the erection or removal of said signs.

     11. CONCESSIONS: Lessee agrees not to give, grant or otherwise permit a taxicab stand, video game machine, newspaper stand, public telephone, or any other street concession in or adjacent to said premises, without the prior written consent of Lessor.

     12. LIENS: Lessee shall promptly pay or cause to be paid all costs of work done by Lessee or caused to be done by Lessee on the leased premises and shall keep the leased premises free and clear of all mechanic's and other liens. Lessee shall indemnify and hold Lessor and the leased premises harmless against loss, damage, interest, cost, attorney's fees and other expenses on account of claims of such liens. If Lessee shall desire to contest any claim of lien, Lessee shall first furnish Lessor a cash security in the amount of the claim, plus estimated costs and interest, or a bond from a responsible corporate surety in such amount conditioned on the discharge of the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Lessee shall pay and satisfy the same not later than 30 days after entry of judgment. If Lessee shall be in default in paying any charge for which a mechanic's lien claim and suit to foreclose the lien have been filed and shall not have given Lessor security to protect the property and the Lessor against such claim of lien, Lessor may pay said claim and any costs. The amount so paid, together with reasonable attorney's fees incurred in connection therewith, shall be immediately due and owing from Lessee to Lessor.

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     13.  CONDITION OF PREMISES, REPAIRS AND LAW OBSERVANCE:   By entry
hereunder, Lessee acknowledges to have received the demised premises in its "AS IS" condition. No alterations shall be made on any part of said demised premises without the written consent of Lessor first had and obtained, except as may be hereinafter provided. Lessee shall give Lessor written notice not less than five (5) working days prior to any work or improvements to be performed by Lessee to the demised premises thereby permitting Lessor to record and post Notices of Non-Responsibility. All applicable permits, authorizations and governmental approvals shall be obtained before commencement of the alterations, and the alterations shall be completed with due diligence in compliance with the plans and specifications approved by Lessor. Lessor shall not be required to do any construction whatsoever (save as required by Paragraph 18 hereof) after delivery of possession and shall not be required to install, maintain or repair any fixtures, plumbing or furnishings required by Lessee in the use of said premises and in connection with the business or occupations transacted therein, all of which shall be furnished solely by Lessee. Lessee agrees to conform to and comply with all laws, ordinances, rules and regulations of Federal, State, County and Municipal authority in the use and occupation and repair of the demised premises and to keep and maintain (except as hereinafter provided) the demised premises and appurtenances and every part thereof including glazing, interior surface of exterior walls, doors and appurtenances to doors, and showcases in good and sanitary order, condition and repair at Lessee's sole cost and expense during the entire term of this Lease. Lessor shall, during the term of this Lease, at Lessor's sole cost and expense, maintain in good condition and repair the roof (including any skylights) of said premises, the exterior walls (other than glazing and doors, door jambs, door frames, locks, bolts, door hardware, door closers, or appurtenances), foundations, sub-surface plumbing and sub-surface electrical systems within the walls or foundations of the premises (providing Lessee has not negligently used nor over-loaded said systems), and the sidewalks surrounding said premises except for any damage caused by the wrongful act of Lessee or its agents and except for loss or damage, the repair of which is Lessee's responsibility under Paragraph 8 and this Paragraph 13 of this Lease. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface, windows, doors or glass, nor any electrical, plumbing, or other systems installed by Lessee. Lessor shall have no obligation to make repairs under this Paragraph until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

     14. CHARGES FOR PUBLIC UTILITIES AND SERVICES: Lessee hereby agrees to pay for all heat, air conditioning, water, sewer service charge, light, gas, power, telephone, custodial services, pest control, trash and garbage collection and other services supplied to said demised premises, together with any taxes thereon, during the term of this Lease. If any such services are not separately metered to Lessee, Lessee shall pay within five (5) days, after written demand is received from Lessor, a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises. Lessor shall not be liable in damages or otherwise for any failure or interruption of any service being furnished the demised premises.

     15. HAZARDOUS MATERIALS: Lessee shall not bring upon or generate toxic or hazardous substances within the demised premises, and should Lessee so act, then Lessee shall, at its sole cost and expense, comply with all Federal, State or local laws from time to time in effect ("Hazardous Materials Laws") concerning the management, use, generation, storage, transportation, presence, discharge or disposal of hazardous, toxic, radioactive or carcinogenic materials, substances or waste ("Hazardous Materials"). Lessee shall cause any and all hazardous materials brought onto or used, generated, stored or discharged in the demised premises to be removed from the premises and transported for disposal in accordance with applicable Hazardous Materials Laws. Lessor shall have the right to enter the demised premises from time to time to conduct tests, inspections and surveys concerning Hazardous Materials and to monitor Lessee's compliance with its obligations concerning Hazardous Materials and Hazardous Materials Laws. Lessee shall immediately notify Lessor in writing of any clean-up or removal action instituted or proposed by Lessee, any enforcement, clean-up, removal or other governmental or regulatory action instituted or threatened, or any claim made or threatened by any person against Lessee, the demised premises, or the building relating to Hazardous Materials or Hazardous Materials Laws. Lessee shall also supply to Lessor as promptly as possible, and in any event within five (5) business days after Lessee receives or sends same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the demised premises or Lessee's use thereof and concerning Hazardous Materials or Hazardous Materials laws. Lessee shall not negotiate or enter into any settlement agreement, consent decree or other compromise in respect to Hazardous Materials or Hazardous Materials Laws affecting the demised premises except after giving Lessor prior written notice and a full and fair opportunity to appear, intervene or otherwise assert and protect Lessor's rights and interests.

     Lessee shall indemnify, defend and hold Lessor harmless from any claims, causes of action, liabilities, costs or expenses (including all attorney's fees and costs) arising from or in connection with personal injury or death or property damage or clean-up costs caused or alleged to have been caused by the presence of Hazardous Materials brought upon or generated by Lessee within the demised premises including, without limitation, any personal injury, death or property damage caused or alleged to have been caused by the release of Hazardous Materials or other toxic substances into the air as a result of such contamination, whether such claims, causes of action or liabilities are first asserted during the term hereof or thereafter, and including without limitation claims made against the Lessor with respect to personal injury, death or property damage sustained by third parties caused or alleged to have been caused by the presence of Hazardous Materials or other toxic substances.

     16.  INCREASED DANGER OF HAZARD:   Lessee shall not permit or suffer any
public or private nuisance upon said premises. No use shall be made or permitted to be made of the demised premises nor acts done which will cause the cancellation of any insurance policy covering said premises or any building of which the premises may be a part, and if Lessee's use of the premises causes an increase in the cost of insurance premiums, Lessee shall pay the entirety of any such increase.

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     17.  RIGHT OF LESSOR TO PERFORM:   All covenants and agreements to be
performed by Lessee under any of the terms of this Lease shall be performed by Lessee at Lessee's sole cost and expense and without any abatement of rent. If Lessee fails to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on Lessee's part to be performed hereunder, and such failure shall continue for ten (10) days after notice by Lessor, the Lessor may, without waiving or releasing Lessee from any obligations of Lease, make any such payment or perform any such act on Lessee's part to be made or performed as provided in this Lease, but Lessor shall not be obligated to take any such action. All sums so paid by Lessor and all necessary incidental costs together with interest thereon at the maximum rate permitted by law from the date of such payment by Lessor shall be payable as additional rent to Lessor on demand, and Lessee covenants to pay any such sums, and Lessor shall have, in addition to any other right or remedy of Lessor, the same rights and remedies in the event of the non-payment thereof by Lessee as in the case of default by Lessee in the payment of the rent.

     18. DESTRUCTION OF PREMISES: (a) In the event of a partial destruction of said premises prior to the commencement of or during the said term hereof by any cause covered by the typical standard form fire, extended coverage, and malicious mischief insurance, Lessor shall, to the extent such insurance proceeds are made available to Lessor, forthwith repair the same, provided such repairs can be made within 120 days after the destruction under the laws and regulations of Federal, State, County or Municipal authorities. Such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, provided that such damage is not the result, in whole or in part, of the negligence or willful misconduct of Lessee or Lessee's agents, contractors, employees, invitees, or licensees. Such proportionate reduction shall be based upon the extent to which the making of such repairs interfere with the business carried on by Lessee in the said premises. If such repairs cannot be made within 120 days after the destruction, Lessor may, at its option, make same within a reasonable period of time, this Lease continuing in full force and effect and the rent to be proportionately abated as provided in this Paragraph. In the event that Lessor does not so elect to make the repairs which cannot be made in 120 days after the destruction, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party giving written notice to the other within thirty (30) days after the occurrence of such damage. In the event that the building in which the demised premises are situated may be destroyed to the extent of more than 33 1/3% of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the demised premises be injured or not. A total destruction of the building, excluding foundations, in which the said premises are situated shall terminate this Lease. If the premises are partially destroyed or damaged during the last twelve months of the term of this Lease, Lessor or Lessee may, at either party's option, with no liability to the other party, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other party of Lessee's or Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. If the premises are to be repaired by Lessor under this Paragraph, such repairs shall not include, and Lessor shall not be required to repair, any damage by fire or other cause to the property of Lessee or any repairs or replacements of any paneling, decorations, railings, floor coverings, or any alterations, additions, fixtures or improvements installed on the premises by or at the expense of Lessee; Lessee shall repair and replace those items at its own cost and expense if Lessor repairs the damage to the building under this Paragraph. In the event this Lease is terminated under the provisions of this Paragraph, the portion of any rentals paid in advance by Lessee to Lessor covering the period following such termination shall be repaid by Lessor to Lessee. Lessee waives any right to terminate this Lease as a result of any statutory provisions now or hereafter in effect pertaining to the damage or destruction of demised premises of the building of which demised premises are a portion except as expressly provided herein.

     (b)  ARBITRATION OF DISPUTES:   In the event of any dispute between Lessor
and Lessee relative to the provisions of this Paragraph 18, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy, and their majority decision thereon shall be final and binding upon both Lessor and Lessee. In the event Lessor's and Lessee's arbitrators cannot agree to a third arbitrator, the President of the Board of Realtors or court of the city in which the demised premises are located shall be asked to designate said third arbitrator. Lessor and Lessee shall use their best efforts to bring the dispute to an expeditious conclusion and shall each bear the cost of their respective arbitrators, and they shall equally bear the cost of the third arbitrator.

     (c) NOTICE: BY INITIALLING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALLING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY
                                                -----
INCLUDED IN THE ARBITRATION OF DISPUTES PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE ARBITRATION OF DISPUTES PROVISION TO NEUTRAL ARBITRATION.


LESSOR'S INITIALS /s/ P/S               LESSEE'S INITIALS ________________
                  ____________________

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     19.  ASSIGNMENT AND SUBLETTING:   Lessee shall not voluntarily or by
operation of law assign, transfer, mortgage, sublet, hypothecate or otherwise transfer or encumber all or any part of Lessee's interest in this Lease without Lessor's prior written consent. Lessor shall not unreasonably withhold consent to the subletting of demised premises or the assignment of this Lease in the event the proposed sublessee or assignee meets reasonable credit, business/qualification and reputation requirements and the occupancy resulting from such subletting or assignment is consistent with the general character of the business as described in Paragraph 3 of this Lease. Any of the foregoing acts without Lessor's prior written consent shall be void and shall, at the option of Lessor, terminate this Lease. Any transfer or change in ownership of fifty (50%) percent or more of the stock or interest in Lessee shall constitute an assignment for purpose of this Paragraph. No consent by Lessor to any assignment or subletting by Lessee shall release Lessee of Lessee's obligation to pay the rent and to perform all the obligations to be performed by Lessee hereunder for the term of this Lease or any extension thereof. The acceptance of rent by Lessor from any other party shall not be deemed to be a waiver by Lessor of any provisions hereof. A consent to one assignment or subletting shall not be deemed to be a consent to any subsequent assignment or subletting. Lessee shall reimburse Lessor for any expense incurred by Lessor in connection with the assignment or subletting of this Lease, such as, but not limited to, the cost of review of any documents by Lessor's attorney.

     20.  EMINENT DOMAIN:   If the whole or any part of the premises shall be
taken or condemned by any competent authority for any public or quasi-public use, then this Lease and all rights and liabilities of the parties thereafter accruing shall cease after the date when such possession shall be required or title to be vested, without apportionment to Lessee of the award or other compensation, if any, by reason of such requisition, taking or condemnation; but nothing herein contained shall deprive Lessee of the right, if any, to receive from the requisitioning or condemning authority award for compensation or loss of or damage to any of Lessee's tangible property or business, provided the same is not in diminution of the award or compensation payable to Lessor; and Lessee shall make payment of all rent and other charges accrued and pro-rated to the date of such requisition, taking or condemnation. In the event this Lease is terminated under the provisions of this Paragraph, the pro-rata portion of any rentals paid in advance by Lessee to Lessor covering the period following such termination shall be repaid by Lessor to Lessee. For purposes of this Paragraph, a voluntary sale or conveyance in lieu of condemnation, under threat of condemnation, shall be deemed a taking under the power of eminent domain.

     21.  ENTRY BY LESSOR:   Lessee shall permit Lessor, or the agents of
Lessor, to enter into and upon said premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which the same premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of scaffolding as may be required (without the same constituting an eviction of Lessee in whole or in part), providing that all such work shall be performed as promptly and with as little interference to Lessee as reasonably possible, or for the purpose of posting notices of non-responsibility for alterations, additions or repairs, or for the purpose of placing upon the property in which the said premises are located any usual or ordinary "for sale" signs without any rebate of rent to Lessee for any loss of occupancy or quiet enjoyment of the premises thereby occasioned. Lessor, or the agents of Lessor, shall have the right during the last thirty (30) days of the term, to enter upon said premises, and to affix upon any suitable part thereof a notice for re-letting the same, and Lessee will not remove said notice.

     22. INABILITY TO PERFORM: This Lease and the obligations of the Lessee under this Lease shall not be affected or impaired because Lessor is unable to fulfill any of his obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of G'd, or any other cause beyond the reasonable control of the Lessor.

     23. LATE CHARGES: IT IS AGREED BETWEEN THE PARTIES HERETO THAT LATE PAYMENT BY LESSEE OF RENT, ADDITIONAL RENT, OR OTHER SUM DUE HEREUNDER WILL CAUSE LESSOR TO INCUR COSTS NOT CONTEMPLATED BY THIS LEASE, SUCH COSTS INCLUDE, WITHOUT LIMITATION, PROCESSING AND ACCOUNTING CHARGES, LOSS OF USE OF FUNDS, AND UNFORESEEN ADVANCEMENTS BY LESSOR FOR MORTGAGES AND OTHER FINANCING COSTS. IN THE EVENT OF ANY SUCH DEFAULT BY LESSEE (I) IT WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO DETERMINE AND FIX THE ACTUAL DAMAGES SUFFERED BY LESSOR, AND (II) THE CHARGES HEREINBELOW SET FORTH ARE, AS OF THE DATE HEREOF, A FAIR AND REASONABLE ESTIMATE OF LESSOR'S DAMAGES. SHOULD LESSOR NOT RECEIVE ANY PAYMENT WHEN DUE, LESSEE AGREES TO PAY LESSOR FORTHWITH A LATE CHARGE FOR EACH SUCH LATE PAYMENT IN AN AMOUNT EQUAL TO TEN (10%) PER CENT OF THE DELINQUENT SUM. ACCEPTANCE OF ANY LATE CHARGE SHALL NOT CONSTITUTE A WAIVER OF THE DEFAULT WITH RESPECT TO THE OVERDUE AMOUNT AND SHALL NOT PREVENT LESSOR FROM EXERCISING ANY OF ITS RIGHTS AND REMEDIES UNDER THIS LEASE, OR APPLICABLE LAW.


LESSOR'S INITIALS /s/ PS                LESSEE'S INITIALS ________________
                  ___________________

     24.  DEFAULTS AND REMEDIES:

     A. Definition of Default. Without limitation thereto, each of the following events is deemed to be a default hereunder:

          (1) Lessee's interest, or any part of Lessee's interest, in this Lease is assigned or transferred in whole or in part, voluntarily or by operation of law, except with Lessor's prior written consent.

          (2) A finding or judgment of insolvency of Lessee is made, or a voluntary or involuntary petition in bankruptcy is filed; or a writ of execution of the business of Lessee or on the assets of Lessee located on the leased premises is levied, which is not discharged within five (5) days after the date of said levying; or a petition for reorganization, or for an arrangement, is filed by or against Lessee, or any member of Lessee if Lessee is a partnership or joint venture; or a receiver is appointed of the business or of the assets of Lessee (except a receiver appointed at the instance or request of Lessor); or Lessee makes a general assignment, or any assignment for the benefit of its creditors.

          (3)   Lessee abandons or vacates the leased premises.

          (4) Lessee fails (a) to make any payment of rent or any other payment required to be made by Lessee herein, as and when due or (b) in keeping of any other term, covenant or condition of this Lease, when such failure continues for ten (10) days after notice thereof by Lessor.

          (5) Within one calendar year, Lessee shall have been in default in the payment of any sum due under this Lease more than two times and, as a result thereof, Lessor shall have served Lessee within said calendar year two or more three-day notices to quit or pay rent (which default shall be deemed a non-curable default).

          (6)   The commission by Lessee of waste and/or nuisance.

          (7) The failure of Lessee to perform in accordance with the provisions of Paragraph 15 hereof.

     B. Lessor's Remedies: In the event of Lessee's defaults as defined in Paragraph 24 A hereof, in addition to all other rights and remedies which Lessor may have in equity or in law, Lessor shall have all of the following remedies:

          (1) Lessor shall have the right, without any further demand or notice, to terminate this Lease, re-enter the leased premises and eject all persons from the leased premises, using all necessary force to do so, without prejudice to any other remedies that Lessor may have.

          (2) In the event of any such termination, Lessor shall have all the rights and remedies of a lessor provided by law. The amount of damages which Lessor may recover includes: (a) the worth at the time of award of the unpaid rent or other charges which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rent or other charges which would have been earned after termination until the time of award exceeds the amount of loss of such rental and other charges that Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent and other charges for the balance of the term after the time of award exceeds the amount of the loss of such rental and other charges for such period that Lessee proves could be reasonably avoided; (d) any other amount necessary to compensate Lessor for all detriment proximately caused by Lessee's failure to perform Lessee's obligations under this Lease, including, by way of illustration and not limitation, real estate commissions, or which in the ordinary course of events would be likely to result therefrom. The "worth at the time of award" as utilized in sub-parts (a), (b), (c) and (d) hereinabove shall be computed by allowing interest at the rate which is the maximum permitted by law.

          (3)   The Lessor has the remedy described in California Civil Code
Section 1951.4 (Lessor may continue Lease in effect after Lessee's breach and abandonment and recover rent as it becomes due, if Lessee has right to sublet or assign, subject only to reasonable limitations).

          (4) In the event Lessor gives Lessee written notice that Lessor elects not to terminate this Lease, Lessee shall have the right to sublease the leased premises or assign Lessee's interest in this Lease, or both, subject to all other provisions of this Lease pertaining to assignments and subleasing, and Lessor shall have all the remedies of a lessor provided by law. Notwithstanding any such election by Lessor not to terminate this Lease, Lessor may at any time thereafter elect to terminate this Lease for any subsequent breach or default.

          (5) Lessor shall have the right to cause a receiver to be appointed in any action against Lessee to take possession of the leased premises and/or to collect the rents or profits derived therefrom. Said receiver may, if it is necessary or convenient in order to collect such rents or profits, take possession of any property belonging to Lessee and used in the conduct of such business and may use the same in conducting such business on the leased premises without compensation to Lessee for such use. Neither the application for the appointment of such receiver nor the appointment of such receiver shall constitute an election on the part of Lessor to terminate this Lease unless a written notice of such intention is given to Lessee.

     25.  ATTORNEY'S FEES:   In the event of any action at law or in equity to
interpret or enforce the provisions of this Lease, the prevailing party shall be entitled to recover from the other reasonable attorney's fees and costs. If Lessor, without fault on Lessor's part, be made a party to any litigation instituted by or against Lessee, Lessee shall pay to Lessor all costs and expenses incurred by Lessor, including attorney's fees. In the event that Lessor should be required to retain counsel for the collection of rent or the enforcement of any provision hereof, and such collection of rent or enforcement hereof does not necessitate the bringing of an action at law or equity, then Lessor shall be entitled to any and all costs and attorney's fees incurred by Lessor, and the same shall be paid by Lessee within five (5) days after receipt by Lessee of written demand by Lessor for the same. Lessee agrees to indemnify, defend and hold harmless Lessor from and against any liability arising from any breach by Lessee hereof, including attorney's fees and costs incurred in connection therewith, whether such claim arises before or after the expiration or termination of this Lease.

     26. In the event Lessor and Lessee extend or renow the term provided for in this Lease. Lessor shall pay Blatteis Realty Co., Inc. an additional real estate commission of four (4%) percent of the rent for the extended term upon the commencement of the extended term. Furthermore, if Lessee purchases or otherwise acquires all or any portion of the property of which the demised premises is a portion, Lessor agrees to pay Blatteis Realty Co., Inc. a real estate commission equal to six (6%) percent of the gross sale price, payable upon the consummation of such sale and purchase.

     27.  TRANSFER OF LESSOR'S INTEREST:   In the event of a sale or conveyance
by Lessor of Lessor's interest in the property of which said demised premises are the whole or a portion, after the date of such transfer Lessor shall be relieved from all liability as respect to Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor at the time of transfer in which Lessee has an interest, shall be delivered to the successor of Lessor. The obligations contained in this Lease to be performed by Lessor shall, subject to the foregoing, be binding on Lessor's successor only during their respective periods of ownership.

     28.  SUBORDINATION.   Lessee expressly agrees that this Lease is and shall
be subject and subordinate to all mortgages, deeds of trust, or other encumbrances now or hereafter placed upon the demised premises or property by Lessor, provided that such mortgages, deeds of trust, or other encumbrances contain Lessee non-disturbance clauses in standard form. Lessee further agrees that within ten (10) days after being requested in writing to do so by Lessor, Lessee will execute, acknowledge, and deliver any documents prepared by Lessor that are required to effect such subordination. Should Lessee fail to execute, acknowledge, and deliver such instruments within the ten (10) day period, Lessee shall be deemed to have irrevocably appointed Lessor, and each of Lessor's successors and assigns, to be Lessee's attorney-in-fact to execute, acknowledge and deliver any such instruments for and on behalf of Lessee.

     29.  ESTOPPEL CERTIFICATE:   Upon written notice from Lessor, the Lessee
shall execute, acknowledge and deliver within ten (10) days to Lessor a certificate certifying:

     (a) That this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature or each modification);

     (b) The date to which the rental and other sums payable hereunder have been paid;

     (c) That no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate; and

     (d) Such other matters as may be reasonably requested by Lessor or any lender or buyer of the land underlying the property of which the demised premises are a portion.

     Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under the deed of trust on the property of which the demised premises is a portion or any part thereof.

     30.  WAIVER:   The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Lessor, unless such waiver be in writing by Lessor. No payment by Lessee or receipt by Lessor of a lesser amount than the rent and additional rent herein provided shall be deemed to be other than on account of the earliest amount due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Lessor may accept any such check or payment without prejudice to Lessor's right to recover the balance of such rent or additional rent or to pursue any other remedy provided for in this Lease.

     31.  DEFAULT BY LANDLORD:  Lessee's Remedies.

     (a) In the event that Lessor shall be liable to Lessee for any damages sustained by Lessee as a result of Lessor's breach, it is expressly understood and agreed that any money judgment resulting from any default or other claim arising under this Lease shall be satisfied out of the rents, profits and other income "Income" for the purposes of this Paragraph 31 only) actually received from the operation of the subject property in which the demised premises are located, and no other real, personal or mixed property of the Lessor wherever situated shall be subject to levy on any such judgment obtained against Lessor, and if the Income is insufficient for the payment of such judgment, Lessee will not institute any further action, suits, claim or demand, in law or in equity, against Lessor for or on account of such deficiency. Lessee hereby waives, to the extend waivable under law, any rights to satisfy said money judgment against Lessor except from income received by Lessor from the operation of the property in which the demised premises are located.

     (b) Notwithstanding anything herein contained to the contrary, Lessee hereby waives, to the extent waivable under any law, any right to specific performance in the event of Lessor's default referred to herein, and Lessee expressly agrees that except as provided in the immediately following sentence, Lessee's remedy shall be limited to the monetary damages referred to in this Paragraph 31. Notwithstanding the foregoing, in the event of failure by Lessor to give any consent as provided in Paragraph 19 Lessee shall be entitled to specific performance at law, but in no event shall Lessor be responsible in monetary damages for failure to give such consent unless said consent is withheld maliciously or in bad faith.

     32.  SURRENDER:   Lessee agrees that on the last day of said term, or other
sooner termination of this Lease, to surrender said premises in the same condition as received subject to reasonable use and wear thereof will permit (damage by act of G'd excepted), swept broom clean, and to remove all rubbish from said premises. All locks, bolts, alterations and additions which may be affixed to or made by either of the parties hereto upon the said premises, except movable furniture and movable fixtures put in at the expense of Lessee, shall be the property of Lessor, at the option of Lessor, and shall remain upon and be surrendered with the premises as part thereof at the termination of this Lease, without disturbance, molestation or injury unless Lessor instructs Lessee to remove any of said items; and immediately upon receipt of notice from Lessor, Lessee shall, at Lessee's sole cost, remove any such items. Lessee shall repair any damage to the demised premises occasioned by the removal of Lessee's fixtures, furnishings and equipment.

     33.  HOLDING OVER:   Any holding over after the expiration of the said term
shall be construed to be a tenancy from month to month only, and shall otherwise be upon the same terms and conditions herein specified, so far as applicable, except the rent shall be at a monthly rate equal to two hundred (200%) percent of the monthly rent in effect at the termination of this Lease. Lessee shall indemnify and hold Lessor harmless, for any loss, damage or liability resulting from Lessee's delay in surrendering the premises, including without limitation any claims made by any succeeding tenant based upon such delay. Nothing contained in this Paragraph shall waive Lessor's right of re-entry or any other right, and Lessee shall be only a lessee at sufferance while Lessee is holding over without Lessor's written consent.

     34.  NO REDEMPTION:   Lessee hereby expressly waives any and all rights
of redemption or relief from forfeiture granted by or under any present or future laws in the event of any judgment declaring a forfeiture of or terminating this Lease for any cause, or in the event of Lessor obtaining possession of the demised premises by reason of the violation of the Lessee of any of the covenants and conditions of this Lease or otherwise. The rights given to Lessor herein are in addition to any rights that may be given to Lessor by any statute or otherwise.

     35.  ENTIRE AGREEMENT:   Lessee hereby acknowledges that there are no
written or oral agreements between Lessor and Lessee affecting this Lease, and this Lease may not be modified except by written instrument by the parties or their successors in interest. This Lease supersedes and cancels all previous negotiations, arrangements, brochures, agreements and other statements, if any, between Lessor and Lessee made or displayed by Lessor to Lessee with respect to the subject matter of this Lease, or of the demised premises. This Lease shall not be modified by an oral agreement, either express or implied, and all modifications hereof shall be in writing and signed by both Lessor and Lessee. Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for the Lease, and this instrument is not effective as a Lease or otherwise until execution and delivery by both Lessor and Lessee.

     36.  SEPARABILITY:   If any term, covenant or condition of this Lease or
the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the other application of such term, covenant or condition shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     37.  LAW GOVERNING:   This Lease shall be governed by the laws of the state
in which the demised premises are located.

     38.  PARAGRAPH CAPTIONS:   Paragraph captions are not a part hereof and are
for reference purposes only.

     39.  TIME IS OF THE ESSENCE:   Time is of the essence of this Lease in the
performance of each and every term, covenant and condition of this Lease except in respect to the delivery of possession of the demised premises at the commencement of the term hereof.

     40.  PLATS AND RIDERS:   Clauses, plats and riders, if any, signed by the
Lessor and the Lessee and endorsed upon or affixed to this Lease become a part of this Lease.

     41.  RECORDING:   Lessee shall not record this Lease without the prior
written consent of Lessor. Lessee agrees to sign a short form Lease in recordable form at Lessor's request which may be recorded by Lessor.

     42.  CORPORATE  AUTHORITY:   If Lessor or Lessee is a corporation, each
individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the By-laws of said corporation and that this Lease is binding upon said corporation in accordance with its terms, and that Lessee is qualified to do business in the state in which the premises is located.

     43.  SECURITY  DEPOSIT:   Upon execution of this Lease, Lessee has
deposited with Lessor the following sum:

          Eleven Thousand Dollars and no/100ths Dollars ($11,000.00),

receipt of which is hereby acknowledged by Lessor. Said sum shall be held by Lessor as security for the faithful performance of Lessee of all the terms, covenants and conditions of this Lease by said Lessee to be kept and performed during the term hereof. If at any time during the term of this Lease any of the rent herein reserved, or any other sum payable by Lessee to Lessor hereunder, shall be overdue and unpaid, then Lessor may, at the option of Lessor, (but Lessor shall not be required to) appropriate and apply any portion of this Security Deposit to the payment of any such overdue rent or other sum. In the event of the failure of Lessee to keep and perform all of the terms, covenants and conditions of this Lease to be kept and performed by Lessee, then at the option of Lessor, the Lessor may, after terminating this Lease, appropriate and apply the entire Security Deposit, or so much thereof as may be necessary, to compensate Lessor for all loss or damage sustained or suffered by Lessor, due to such breach on the part of Lessee. Should the entire Security Deposit, or any portion thereof, be appropriated and applied by Lessor for the payment of overdue rent or other sums due and payable to Lessor by Lessee hereunder, the Lessee shall, upon the written demand of Lessor, forthwith remit to Lessor a sufficient amount in cash to restore said Security Deposit to the original sum, and Lessee's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Should Lessee comply with all of said terms, covenants and conditions and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Lessee to Lessor hereunder, said Secirity Deposit shall be returned in full to Lessee at the end of the term of this Lease or upon the earlier termination of this Lease under the provisions of Paragraph 18 hereof. Lessee acknowledges that this Security Deposit is not prepaid rent and shall not be applied by Lessee to the payment of any rent due Lessor herein. No interest shall be paid on this Security Deposit by Lessor to Lessee. In the event that Lessor transfers said Security Deposit to Lessor's successor in interest, Lessor shall be discharged from any further liability with respect to such Security Deposit.

     44.  NOTICES:   Whenever it is required that any notice be given herein,
the same shall be sufficiently served by depositing the same in the United States Mail, Certified and Return Receipt Requested, postage prepaid, and addressed to the addresses set forth below:


To Lessor at:  2266 Union Street, SF, CA 94123
               ----------------------------------------------------------

To Lessee at:  2266 Union Street, SF, CA 94123
               ----------------------------------------------------------

or to such other addresses as a party may designate by written notice to the other party in the manner herein provided.



Paragraphs 45 through 54 were added to and made a part hereof prior to execution by Lessor and Lessee.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease the day and year first above written.

          LESSOR                                      LESSEE

/s/ Colleen Brent                 Aristotle Publishing, Inc., a Delaware Corp.
------------------------------
Colleen Brent

/s/ Leland Dobbs                  /s/ John Phillips
------------------------------    --------------------------------------------
Leland Dobbs                      By: John Phillips

/s/ Barrett Levine
------------------------------    ____________________________________________
Barrett Levine                    Its: CEO

______________________________    ____________________________________________


THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY BLATTEIS REALTY COMPANY, INC. OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO.

45. NOISE: Lessee agrees that Lessee will at all times conduct and carry on said business in such a manner that a minimum of noise shall emanate from the demised premises and not be offensive or objectionable to the Lessor or to the other Tenants of the building of which demised premises are a portion.

46. IMPROVEMENTS: Prior to possession by the Lessee, Lessor will do the following improvements:

     a.   Ensure that the current gas line going into the space is functional
     b.   Provide 50 amps of electrical power in the space
     c.   Install a new roof
     d. Provide a second floor restroom in good, usable condition (paint and put in new floor, new toilet, new sink, new shower/tub, new linoleum flooring)
     e.   Install slip-resistant tread on the stairway leading to the restroom.

47. SECURITY: Lessee hereby acknowledges that the rental payable to Lessor does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the premises, Lessee, its agents, invitees and their party from the act of third parties.

48. FIRE EXTINGUISHERS: During the term of this lease, Lessee shall keep at least one approved fire extinguishers in operable condition on the demised premises at all times. Said fire extinguishers shall comply with the San Francisco Fire Department codes and regulations.

49. GARBAGE, JANITORIAL, AND UTILITIES: Lessee, at its sole expense, is responsible for its own garbage removal, janitorial, and utilities for the premises.

50. ACCESS: Lessee shall have unrestricted access to the premises twenty-four hours a day, seven days a week, subject to Lessor's reasonable security provisions.

51. RESTROOM: Lessee shall have the exclusive use of the restroom located at the northerly side of the second floor of the three story building located directly south of and adjacent to the premises. Lessee shall be responsible for cleaning said restroom and maintaining the restroom pursuant to Paragraph 13 of this Lease.

The Lessor may, after the initial 3-year base term, recover the second floor restroom. However, should this occur, the Lessor, at its sole cost and expense, will provide another restroom on the first floor for the Lessee. Said restroom will also contain a toilet, sink, and shower.

52. AWNING: Subject to Paragraph 10, the Lessee has the exclusive use of the street awning.

53. SPRINKLER SYSTEM: Prior to possession by the Lessee, Lessor will ensure that the existing sprinkler system in the front ramp area is in good operable condition.

54. OPTION: Providing Lessee is in possession of the demised premises at 2266 Union Street, San Francisco, California on November 30, 2002, and is not in default of the terms and conditions of the lease, then Lessee shall be entitled to an option to renew this Lease for an additional term of TWO (2) YEARS, namely from December 1, 2002, to November 30, 2004. If Lessee desires to avail itself of this option, Lessee must so notify Lessor in writing by certified mail no earlier than June 1, 2002, and no later than August 31, 2002. All of the terms and conditions of this Lease shall apply during this option period except that the rent during this option period shall be increased by 10% above the base rent for the previous 3-year term.